SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event reported) - October 25, 1995


                           TEXAS UTILITIES ELECTRIC COMPANY


                (Exact name of registrant as specified in its charter)



                TEXAS              0-11442             75-1837355
           (State or other       (Commission        (I.R.S. Employer
            jurisdiction          File Number)      Identification No.)
          of incorporation)


               Energy Plaza, 1601 Bryan Street, Dallas, Texas  75201
                       (Address of principal executive offices)


      Registrant's telephone number, including area code - (214) 812-4600

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

                    1    -    Distribution Agreement, dated October 25,
                              1995.

                    4    -    Fifty-fourth Supplemental Indenture,
                              dated as of October 1, 1995, to the Texas
                              Utilities Electric Company Mortgage and Deed of Trust, dated as of December 1, 1983, between Texas Utilities Electric Company and
                              Irving Trust Company (now The Bank of New
                              York), Trustee.



                                      SIGNATURE
                                      ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TEXAS UTILITIES ELECTRIC COMPANY


                                        By: /s/ H. Dan Farell
                                            ----------------------------
                                                  H. Dan Farell
                                              Senior Vice President


          Date:  October 26, 1995

                                    EXHIBIT INDEX


           Exhibit                                                     Page
           -------                                                     ----

               1    -    Distribution Agreement, dated October 25, 1995.

               4    -    Fifty-fourth Supplemental Indenture, dated
                         as of October 1, 1995, to the Texas Utilities
                         Electric Company Mortgage and Deed of Trust, dated as of December 1, 1983, between Texas Utilities
                         Electric Company and Irving Trust Company (now The
                         Bank of New York), Trustee.